UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-08966

Name of Fund: Legg Mason Growth Trust, Inc.
Address of Principal Executive Offices: 100 Light Street, Baltimore, MD 21202

Name and address of agent for service:

     Richard M. Wachterman, Esq.
     Legg Mason Wood Walker, Incorporated
     100 Light Street
     Baltimore, MD 21202

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004

Item 1 — Report to Shareholders

Annual Report to Shareholders

Legg Mason
Growth Trust, Inc.

December 31, 2004

Annual Report to Shareholders

To Our Shareholders,

   We are pleased to provide you with Legg Mason Growth Trust’s annual report for the year ended December 31, 2004.

   The following table summarizes key statistics for the Fund, along with some comparative indices, as of December 31, 2004:

Total ReturnsA

	6 Months	12 Months

Growth Trust
Primary Class	+4.72%	+7.52%
Financial Intermediary ClassB	+5.12%	N/A
Institutional ClassC	+5.22%	N/A
S&P 500 Stock Composite IndexD	+7.19%	+10.88%
Lipper Large-Cap Growth Funds IndexE	+5.16%	+7.45%

   PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, has completed its annual examination, and audited financial statements for the year ended December 31, 2004, are included in this report.

   Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting President

February 11, 2005

A  Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.
B  The inception date of the Financial Intermediary Class is January 29, 2004.
C  The inception date of the Institutional Class is March 4, 2004.
D  A market capitalization-weighted index, including reinvestment of dividends and capital gains distributions, that is generally considered representative of the U.S. stock market. It is not possible to invest in an index.
E  An index comprised of the 30 largest funds in the Lipper universe of 681 large-cap growth funds.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Legg Mason Growth Trust, Inc.

   Growth Trust’s Primary Class total return for the fourth quarter 2004 is shown below, along with the total returns of several comparable indices. In addition, we have provided one-year, three-year, five-year and since-inception average annual total returns:

	Periods Ended December 31, 2004

	Fourth
	Quarter	One	Three	Five	Since
	2004	Year	Years	Years	InceptionA

Growth TrustB Primary Class	+16.36%	+7.52%	+16.89%	+2.93%	+13.06%
S&P 500 Stock Composite IndexC	+9.23%	+10.88%	+3.59%	-2.30%	+11.10%
Lipper Large-Cap Growth Funds IndexD	+9.99%	+7.45%	-0.65%	-9.72%	+7.87%
Dow Jones Industrial AverageE	+7.59%	+5.31%	+4.71%	+0.65%	+12.07%
NASDAQ CompositeF	+14.69%	+8.59%	+3.71%	-11.77%	+10.29%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	The Fund’s Primary Class inception date is April 17, 1995. Index returns are for periods beginning April 30, 1995. It is not possible to invest in an index.

B	The inception date of the Financial Intermediary Class is January 29, 2004. The inception date of the Institutional Class is March 4, 2004. Information on the performance of these classes may be found in the Performance Information section beginning on page 6.

C	A market capitalization-weighted index, including reinvestment of dividends and capital gains distributions, that is generally considered representative of the U.S. stock market.

D	An index comprised of the 30 largest funds in the Lipper universe of 681 large-cap growth funds.

E	A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

F	A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

Annual Report to Shareholders

   In 2004, the S&P 500 Index was up 10.88%. This was the second year in a row the broader market posted a positive gain; however, on a trailing five-year basis, the S&P 500 Index is still in negative territory with an annualized loss of 2.30%.

   At the beginning of the year, the stock market began with a strong rally, carrying over the positive gains investors earned in 2003. But optimism soon faded as investors turned their attention to the unexpected rise in oil prices, the continual struggles of our military operation in Iraq, and a presidential election once thought to be predictable that suddenly became unpredictable. Despite the strong underlying economic fundamentals, including 4% plus growth in U.S. GDP, double-digit gains in corporate profits, benign inflation, and historically low interest rates, investors could not shake off their concerns of a broader international geo-political landscape that had suddenly turned gloomy. With each dollar rise in oil prices accompanied by another depressing report of military casualties in Iraq, President Bush’s re-election bid suffered and so did the stock market. After the November elections were decided, investors turned their attention back to the market and in the last two months of the year the S&P 500 staged a significant rally.

   Although Growth Trust generated an impressive gain in the fourth quarter, it was not enough to surpass the yearly gain for the market. For the year, Growth Trust rose 7.52% compared to the S&P 500 Index that gained 10.88%. In 2004, the best performing sectors within the S&P 500 Index included energy (+32%), utilities (+24%), telecommunication services (+20%), and industrials (+18%). The worst performing sectors for the year included health care (+2%), information technology (+3%), consumer staples (+8%), and financials (+11%). Our underperformance versus the S&P 500 Index can be explained in part because Growth Trust does not own energy, utility and industrial stocks and does own health care, information technology, and financials. If we step back further, we observed in 2004 that value funds categorized by the Lipper Large-Cap Value Funds IndexG gained 12.00%, compared to the Lipper Large-Cap Growth Index that gained 7.45%. Economically sensitive stocks, stocks that perform best in the early stages of an economic recovery, were the winners for the year along with high dividend paying stocks. The secularly advantaged “growth” companies lagged their “value” stock counterparts.

   The Fund did compete with the Lipper Large-Cap Growth Index, slightly outperforming the average growth fund by 7 basis points.H In 2004, our best performing stocks were Internet service provider companies, including eBay (+80%) and Yahoo (+67%). Unfortunately, our worst performing stocks were also Internet service provider companies, including InterActiveCorp (-19%) and Amazon.com (-16%). Because InterActiveCorp and Amazon.com have the highest risk-adjusted return potential compared to eBay and Yahoo, they command a higher weight in the portfolio and thus have a greater impact on portfolio performance. After performing spectacularly well in 2003, Amazon.com underperformed the market in 2004 as investors began to question the company’s long-term growth rates. Now

G	An index comprised of the 30 largest funds in the Lipper universe of 435 large-cap value funds.

H	100 basis points = 1%.

Annual Report to Shareholders

that Internet retailing has taken hold with a growing number of consumers worldwide, some question whether Amazon.com will continue its winning ways faced now with stiffer competition. We remain highly confident of Amazon.com’s ability to generate above-average growth rates as the share of retail sales purchased on the Internet continues to grow. With 44 million customers worldwide, the widest selection, the lowest price, free shipping and an unmatched customer satisfaction survey (a record 84%), our belief is that Amazon.com will continue to grow value for its shareholders for the next several years at an above-average rate.

   InterActiveCorp underperformed the market in 2004 largely because investors have had difficulty properly valuing this business. InterActiveCorp is a holding company comprised of many diverse businesses. Research has indicated that holding companies sometimes trade at a discount to the value of the underlying businesses if each business were valued independently. Recognizing InterActiveCorp has not received its just valuation, Barry Diller, Chairman and CEO of the company, has decided to separate the travel business (Expedia.com, Hotels.com) into a separate company with the hope that the new simplistic structure will help investors more easily understand the company and its valuation. Although this weighting decision caused our performance to lag in 2004, we expect that the decision to invest in Amazon.com and InterActiveCorp will allow us to achieve above average investment returns from these stocks over the next several years.

Robert G. Hagstrom, CFA

January 25, 2005

DJIA 10,461.56

Annual Report to Shareholders

Expense Example

Legg Mason Growth Trust, Inc.

   As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on July 1, 2004, and held through December 31, 2004.

Actual Expenses

   The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

   The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning	Ending	Expenses PaidA
	Account	Account	During the	Annualized
	Value	Value	Period	Expense
	7/1/04	12/31/04	7/1/04 to 12/31/04	Ratio

Primary Class:
Actual	$1,000.00	$1,047.20	$9.65	1.87%
Hypothetical (5% return before expenses)	1,000.00	1,015.78	9.50

Financial Intermediary Class:
Actual	$1,000.00	$1,051.20	$5.74	1.11%
Hypothetical (5% return before expenses)	1,000.00	1,019.61	5.65

Institutional Class:
Actual	$1,000.00	$1,052.20	$4.24	0.82%
Hypothetical (5% return before expenses)	1,000.00	1,021.07	4.18

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average value of the period, multiplied by the number of days in the most recent fiscal half-year (184), and divided by 365.

Annual Report to Shareholders

Performance Information

Legg Mason Growth Trust, Inc. (Formerly Legg Mason Focus Trust, Inc.)

   The following graphs compare the Fund’s total returns against that of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial investment of $1,000,000 in the Financial Intermediary and Institutional Classes, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

   Total return measures investment performance in terms of appreciation or depreciation in a Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a Fund’s return, so that they differ from actual year-to-year results.

Annual Report to Shareholders

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2004

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+7.52%	+7.52%
Five Years	+15.56%	+2.93%
Life of Class*	+229.25%	+13.06%
* Inception date — April 17, 1995

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning April 30, 1995.

Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Financial Intermediary Class

Period Ended December 31, 2004

	Cumulative	Average Annual
	Total Return	Total Return

Life of Class*	+10.11%	N/A
* Inception date — January 29, 2004

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning January 31, 2004.

Annual Report to Shareholders

Growth of a $1,000,000 Investment — Institutional Class

Period Ended December 31, 2004

	Cumulative	Average Annual
	Total Return	Total Return

Life of Class*	+8.88%	N/A
* Inception date — March 4, 2004

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C	Index returns are for periods beginning February 29, 2004.

Annual Report to Shareholders

Performance Information — Continued

Portfolio Composition (As of December 31, 2004)

(As a percentage of net assets)

Top Ten Holdings (As of December 31, 2004)

% of
Security	Net Assets

InterActiveCorp	8.1%
Amazon.com, Inc.	7.7%
Nextel Communications, Inc.	7.0%
eBay Inc.	6.8%
Electronic Arts Inc. (EA)	5.5%
Citigroup Inc.	4.7%
American International Group, Inc.	4.6%
Nokia Oyj – ADR	4.6%
UnitedHealth Group Incorporated	4.4%
The DIRECTV Group, Inc.	4.4%

Annual Report to Shareholders

Selected Portfolio Performance D

Strongest performers for the year ended December 31, 2004E

1.	eBay Inc.	+80.1%
2.	Yahoo! Inc.	+67.4%
3.	QUALCOMM Inc.	+58.2%
4.	XM Satellite Radio Holdings, Inc.	+43.1%

Weakest performers for the year ended December 31, 2004E

1.	InterActiveCorp	-18.6%
2.	Amazon.com, Inc.	-15.8%
3.	Nokia Oyj – ADR	-6.1%
4.	McKesson Corporation	-1.4%

Portfolio Changes

Securities added during the 4th quarter 2004	Securities sold during the 4th quarter 2004

American International Group, Inc.	DeVry, Inc.
Countrywide Financial Corporation	JetBlue Airways Corporation
Pfizer Inc.	Level 3 Communications, Inc.
UTStarcom, Inc.

D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

E	Securities held for the entire year.

Annual Report to Shareholders

Portfolio of Investments

Legg Mason Growth Trust, Inc.

December 31, 2004
(Amounts in Thousands)

	Shares/Par	Value

Common Stock and Equity Interests — 99.4%
Consumer Discretionary — 35.8%
Hotels, Restaurants and Leisure — 4.2%
International Game Technology	530	$18,221

Internet and Catalog Retail — 22.6%
Amazon.com, Inc.	750	33,218	A
eBay Inc.	250	29,070	A
InterActiveCorp	1,250	34,525	A

		96,813

Media — 9.0%
Liberty Media Corporation	1,000	10,980	A
The DIRECTV Group, Inc.	1,125	18,832	A
XM Satellite Radio Holdings Inc.	230	8,653	A

		38,465

Financials — 12.3%
Diversified Financial Services — 4.7%
Citigroup Inc.	420	20,236

Insurance — 4.6%
American International Group, Inc.	300	19,701

Thrifts and Mortgage Finance — 3.0%
Countrywide Financial Corporation	350	12,953

Health Care — 11.8%
Health Care Providers and Services — 9.3%
McKesson Corporation	300	9,438
UnitedHealth Group Incorporated	215	18,927
WellPoint Inc.	100	11,500	A

		39,865

Annual Report to Shareholders

	Shares/Par	Value

Health Care — Continued
Pharmaceuticals — 2.5%
Pfizer Inc.	400	$10,756

Information Technology — 28.3%
Communications Equipment — 8.5%
Nokia Oyj – ADR	1,250	19,587
QUALCOMM Inc.	400	16,960

		36,547

Internet Software and Services — 7.8%
Google Inc.	80	15,448	A
Yahoo! Inc.	475	17,898	A

		33,346

IT Consulting and Services — 2.1%
Accenture Ltd.	325	8,775	A

Software — 9.9%
Computer Associates International, Inc.	350	10,871
Electronic Arts Inc. (EA)	385	23,747	A
Microsoft Corporation	300	8,013

		42,631

Telecommunication Services — 11.2%
Wireless Telecommunication Services — 11.2%
Nextel Communications, Inc.	1,000	30,000	A
Vodafone Group plc – ADR	650	17,797

		47,797

Total Common Stock and Equity Interests (Identified Cost — $297,315)		426,106

Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Growth Trust, Inc. — Continued

	Shares/Par	Value

Repurchase Agreements — 1.5%
Bank of America 2%, dated 12/31/04, to be repurchased at $3,255 on 1/3/05 (Collateral: $3,005 Fannie Mae notes, 6%, due 5/15/11, value $3,335)	$3,254	$3,254
Goldman, Sachs & Company 2.18%, dated 12/31/04, to be repurchased at $3,255 on 1/3/05 (Collateral: $3,188 Fannie Mae mortgage-backed securities, 6%, due 11/1/34, value $3,336)	3,254	3,254

Total Repurchase Agreements (Identified Cost — $6,508)		6,508

Total Investments — 100.9% (Identified Cost — $303,823)		432,614
Other Assets Less Liabilities — (0.9)%		(4,011)

Net Assets — 100.0%		$428,603

A	Non-income producing.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Legg Mason Growth Trust, Inc.

December 31, 2004
(Amounts in Thousands)

Assets:

Investment securities at market value (identified cost — $297,315)	$426,106
Short-term securities at value (identified cost — $6,508)	6,508

Total investments		$432,614

Receivable for:
Securities sold	8,156
Fund shares sold	941
Dividend and interest income	394

		9,491

		442,105

Liabilities:

Payable for Fund shares repurchased	12,825

Due to:
Manager	250
Distributor	329
Foreign tax withholding liability	27
Accrued expenses	71

		13,502

Net Assets		$428,603

Net assets consist of:

Accumulated paid-in-capital applicable to:
12,739 Primary Class shares outstanding	$281,401
316 Financial Intermediary Class shares outstanding	8,236
1,149 Institutional Class shares outstanding	31,990
Accumulated net realized gain/(loss) on investments	(21,815)
Unrealized appreciation/(depreciation) of investments	128,791

Net Assets		$428,603

Net Asset Value Per Share:
Primary Class		$30.15

Financial Intermediary Class		$30.38

Institutional Class		$30.42

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Legg Mason Growth Trust, Inc.

For the Year Ended December 31, 2004
(Amounts in Thousands)

Investment Income:

Dividends	$2,360	A
Interest	135

Total income			$2,495

Expenses:

Investment advisory fee	2,487

Distribution and service fees:
Primary Class	3,454
Financial Intermediary Class	9
Audit and legal fees	57
Custodian fees	107
Directors’ fees and expenses	28
Registration fees	91
Reports to shareholders	72

Transfer agent and shareholder servicing expense:
Primary Class	224
Financial Intermediary Class	2
Institutional Class	1
Other expenses	18

Total expenses			6,550

Net Investment Income/(Loss)			(4,055)

Net Realized and Unrealized Gain/(Loss) on Investments:

Realized gain/(loss) on investments	11,524
Change in unrealized appreciation/(depreciation) of investments	24,715

Net Realized and Unrealized Gain/(Loss) on Investments			36,239

Change in Net Assets Resulting From Operations			$32,184

A	Net of foreign taxes withheld of $84. See Note 1 to financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Legg Mason Growth Trust, Inc.

(Amounts in Thousands)

	For the Years Ended

	12/31/04	12/31/03

Change in Net Assets:

Net investment income/(loss)	$(4,055)	$(3,065)

Net realized gain/(loss) on investments	11,524	6,835

Change in unrealized appreciation/(depreciation) of investments	24,715	103,594

Change in net assets resulting from operations	32,184	107,364

Change in net assets from Fund share transactions:
Primary Class	23,700	87,964
Financial Intermediary Class	8,238	N/A
Institutional Class	31,965	N/A

Change in net assets	96,087	195,328

Net Assets:

Beginning of year	332,516	137,188

End of year	$428,603	$332,516

Undistributed net investment income/(loss)	$—	$—

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Legg Mason Growth Trust, Inc.

   Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Primary Class:

	Years Ended December 31,

	2004	2003	2002		2001		2000

Net asset value, beginning of year	$28.04	$17.17	$18.88		$20.21		$26.09

Investment operations:
Net investment income/(loss)	(.32)	(.26)	(.11	)A	(.19	)A	(.26	)A
Net realized and unrealized gain/(loss) on investments	2.43	11.13	(1.60)		(1.14)		(5.62)

Total from investment operations	2.11	10.87	(1.71)		(1.33)		(5.88)

Net asset value, end of year	$30.15	$28.04	$17.17		$18.88		$20.21

Ratios/supplemental data:

Total return	7.52%	63.31%	(9.06)%		(6.58)%		(22.54)%

Expenses to average net assets	1.87%	1.88%	1.90	%A	1.90	%A	1.90	%A

Net investment income/(loss) to average net assets	(1.18)%	(1.35)%	(.79	)% A	(.93	)% A	(.96	)%A

Portfolio turnover rate	34%	50%	71%		63%		69%

Net assets, end of year (in thousands)	$384,040	$332,516	$137,188		$134,641		$170,882

A	Net of fees waived by LMFM pursuant to a voluntary expense limitation of 1.90% through April 30, 2005. If no fees had been waived by LMFM, the annualized ratio of expenses to average net assets would have been as follows: for the years ended December 31, 2002, 2.06%; 2001, 1.97%; and 2000, 1.93%.

See notes to financial statements.

Annual Report to Shareholders

Financial Intermediary Class:

	Period Ended
	December 31, 2004B

Net asset value, beginning of period	$27.59

Investment operations:
Net investment income/(loss)	(.01)
Net realized and unrealized gain/(loss) on investments	2.80

Total from investment operations	2.79

Net asset value, end of period	$30.38

Ratios/supplemental data:
Total return	10.11	%C

Expenses to average net assets	1.11	%D

Net investment income/(loss) to average net assets	(.07	)%D

Portfolio turnover rate	34%

Net assets, end of period (in thousands)	$9,599

B	For the period January 29, 2004 (commencement of operations of the Financial Intermediary Class) to December 31, 2004.

C	Not annualized.

D	Annualized.

See notes to financial statements.

Annual Report to Shareholders

Institutional Class:

	Period Ended
	December 31, 2004E

Net asset value, beginning of period	$27.94

Investment operations:
Net investment income/(loss)	.02
Net realized and unrealized gain/(loss) on investments	2.46

Total from investment operations	2.48

Net asset value, end of period	$30.42

Ratios/supplemental data:
Total return	8.88	%C

Expenses to average net assets	.82	%D

Net investment income/(loss) to average net assets	.42	%D

Portfolio turnover rate	34%

Net assets, end of period (in thousands)	$34,964

E	For the period March 4, 2004 (commencement of operations of the Institutional Class) to December 31, 2004.

See notes to financial statements.

Annual Report to Shareholders

Notes to Financial Statements

Legg Mason Growth Trust, Inc.

(Amounts in Thousands)

1. Significant Accounting Policies:

   The Legg Mason Growth Trust, Inc. (formerly Legg Mason Focus Trust, Inc.) (“Fund”) is registered under the Investment Company Act of 1940 as amended, (“1940 Act”), as an open-end, non-diversified investment company.

   Growth Trust offers three classes of shares: Primary Class, Financial Intermediary Class, and Institutional Class. The income and expenses of the Fund are allocated proportionately to the three classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged on Primary and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

   Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

   Equity securities traded on national securities exchanges are valued at the last quoted sales price, except securities traded on the Nasdaq Stock Market, Inc. (“NASDAQ”), which are valued in accordance with the NASDAQ Official Closing Price. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Fixed income securities for which market quotations are readily available are valued at current market value.

   The Fund’s securities are valued on the basis of readily available market quotations or, lacking such quotations, at fair value as determined under policies approved by the Board of Directors. The Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund expects to realize on the current sale of those securities. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Security Transactions

   Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

Annual Report to Shareholders

Notes to Financial Statements — Continued

   For the year ended December 31, 2004, security transactions (excluding short-term investments) were:

Purchases	Proceeds From Sales

$193,517	$117,636

Foreign Currency Translation

   Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

   The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Commission Recapture

   The Fund has entered into a directed brokerage agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain/(loss) on investment transactions. During the year ended December 31, 2004, the Fund received no commission rebates.

Investment Income and Distributions to Shareholders

   Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend

Annual Report to Shareholders

income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made in December, to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Compensating Balance Credits

   The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. For the year ended December 31, 2004, the Fund earned compensating balance credits of less than $1.

Foreign Taxes

   The Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by each Fund and withheld from dividend and interest income.

Other

   In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:

   No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gains to its shareholders. Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.
   No ordinary income dividends or capital gains distributions were paid during the years ended December 31, 2003 and 2004.

Annual Report to Shareholders

Notes to Financial Statements — Continued

   The tax basis components of net assets at December 31, 2004, were:

Unrealized appreciation	$126,790
Unrealized depreciation	(2,768)

Net unrealized appreciation/(depreciation)	124,022
Capital loss carryforwards	(8,575)
Post-October loss push and other loss deferrals	(8,471)
Paid-in capital	321,627

Net assets	$428,603

   The difference between book and tax basis unrealized appreciation is primarily due to the tax deferral of wash sale losses.

   The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. During the current fiscal year, the Fund utilized $16,970 of capital loss carryforwards to offset current year realized gains. At December 31, 2004, the Fund had unused capital loss carryforwards of $8,575, expiring in 2010.

   For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2004, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income	$4,055
Paid-in capital	(4,055)

   At December 31, 2004, the cost of investments for federal income tax purposes was $308,592.

3. Transactions With Affiliates:

   The Fund has an investment advisory and management agreement with Legg Mason Funds Management, Inc. (“LMFM”). Pursuant to its agreement, LMFM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund’s average daily net assets.

   LMFM has agreed to waive its fees in any month to the extent the Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates of average daily net assets until April 30, 2005. For the year ended December 31, 2004, no fees were waived.

Annual Report to Shareholders

   The following charts summarize the management fees and expense limitations for the Fund:

Management Fees

Management	Asset
Fee	Breakpoint

0.70%	$0 - $2 billion
0.65%	in excess of $2 billion

Expense Limitation

Expense
Class	Limitation

Primary	1.90%
Financial Intermediary	1.15%
Institutional	0.90%

   Legg Mason Fund Adviser, Inc. (“LMFA”) serves as administrator to the Fund under an administrative services agreement with LMFM. For LMFA’s services to the Fund, LMFM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, at a rate of 0.05% of the average daily net assets of the Fund.

   Legg Mason Wood Walker, Incorporated (“Legg Mason”), a member of the New York Stock Exchange, serves as the Fund’s distributor. Legg Mason receives an annual distribution fee and an annual service fee, computed daily and payable monthly as follows:

	Distribution	Service
	Fee	Fee

Primary Class	0.75%	0.25%
Financial Intermediary Class	N/A	0.25%

   The Fund paid $6 in brokerage commissions to Legg Mason for Fund security transactions during the year ended December 31, 2004.

   LM Fund Services, Inc. (“LMFS”), a registered transfer agent, has an agreement with the Fund’s transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LMFS $70 for the year ended December 31, 2004.

   LMFM, LMFA, Legg Mason and LMFS are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

Annual Report to Shareholders

Notes to Financial Statements — Continued

4. Line of Credit:

   The Fund, along with certain other Legg Mason Funds, participates in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. For the year ended December 31, 2004, the Fund had no borrowings under the Credit Agreement.

5. Fund Share Transactions:

   At December 31, 2004, there were 100,000 shares authorized at $.001 par value for each of the Primary, Financial Intermediary and Institutional Classes of the Fund. Share transactions were as follows:

			Financial	Institutional
	Primary Class		Intermediary Class	Class

	Years Ended		Period Ended	Period Ended
	12/31/04	12/31/03	12/31/04A	12/31/04B

Shares:
Sold	4,996	8,199	377	1,192
Repurchased	(4,114)	(4,333)	(61)	(43)

Net Change	882	3,866	316	1,149

Amount:
Sold	$136,106	$187,363	$9,904	$33,117
Repurchased	(112,406)	(99,399)	(1,666)	(1,152)

Net Change	$23,700	$87,964	$8,238	$31,965

A	For the period January 29, 2004 (commencement of operations of the Financial Intermediary Class) to December 31, 2004.

B	For the period March 4, 2004 (commencement of operations of the Institutional Class) to December 31, 2004.

Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Shareholders and Directors of
Legg Mason Growth Trust, Inc.:

   In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason Growth Trust, Inc. (the “Fund”) at December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 11, 2005

Annual Report to Shareholders

Directors and Officers

   The table below provides information about each of the Fund’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

Name, Position(s) and	Number of Legg Mason
Year First Elected	Funds Overseen and	Principal Occupation(s)
With Fund, and Age	Other Directorships	During the Past Five Years

INDEPENDENT DIRECTORS:A

Hearn, Ruby P. Director since 2004 B Age 64	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Senior Vice President Emerita of The Robert Wood Johnson Foundation since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996- 2001).

Lehman, Arnold L. Director since 1998 B Age 60	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Director of The Brooklyn Museum of Art since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. Director since 2002 B Age 49	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Retired. Director of Bermuda SMARTRISK (non-profit) since 2001. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).

McGovern, Jill E. Director since 1998 B Age 60	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Chief Executive Officer of The Marrow Foundation since 1993. Formerly: Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Mehlman, Arthur S. Director since 2002 B Age 62	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios); Trustee of The Royce Family of Funds (consisting of 21 portfolios); Director of Municipal Mortgage & Equity, LLC.	Retired. Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation and University of Maryland College Park Foundation (non-profits). Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

O’Brien, G. Peter Director since 1999 B Age 59	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios); Trustee of The Royce Family of Funds (consisting of 21 portfolios); Director of Renaissance Capital Greenwich Funds; and Director of Technology Investment Capital Corp.	Trustee of Colgate University; President of Hill House, Inc. (residential home care). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Annual Report to Shareholders

Name, Position(s) and	Number of Legg Mason
Year First Elected	Funds Overseen and	Principal Occupation(s)
With Fund, and Age	Other Directorships	During the Past Five Years

Rowan, S. Ford Director since 2002 B Age 61	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Consultant, Rowan & Blewitt Inc. (management consulting); Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999; Director of Annapolis Center for Science-Based Public Policy since 1995.

Tarola, Robert M. Director since 2004 B Age 54	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Senior Vice President and Chief Financial Officer of W. R. Grace & Co. (specialty chemicals) since 1999.

INTERESTED DIRECTORS:C

Curley, John F., Jr. Chairman and Director since 1998 B Age 65	Chairman and Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Chairman of the Board of all Legg Mason funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982- 1998); Director of Legg Mason Fund Adviser, Inc. (1982-1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).

Fetting, Mark R. President since 2001; Director since 2002B Age 50	President and Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios); Trustee of The Royce Family of Funds (consisting of 21 portfolios).	Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason affiliates since 2000. Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates; Vice President, T. Rowe Price Group, Inc.

EXECUTIVE OFFICERS:D

Karpinski, Marie K. Vice President and Treasurer since 1998 B Age 55	Vice President and Treasurer of all Legg Mason funds (consisting of 23 portfolios).	Vice President and Treasurer of all Legg Mason funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc.; Treasurer of Western Asset Funds, Inc.; Treasurer and Principal Financial and Accounting Officer of Pacific American Income Shares, Inc., Western Asset Premier Bond Fund, Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund, and Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund 2.

Annual Report to Shareholders

Directors and Officers — Continued

Name, Position(s) and	Number of Legg Mason
Year First Elected	Funds Overseen and	Principal Occupation(s)
With Fund, and Age	Other Directorships	During the Past Five Years

Merz, Gregory T. Vice President and Chief Legal Officer since 2003B Age 46	Vice President and Chief Legal Officer of all Legg Mason funds (consisting of 23 portfolios).	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002); Senior Associate, Debevoise & Plimpton (1985-1993).

Olmert, Amy M. Vice President and Chief Compliance Officer since 2004 Age 41	Vice President and Chief Compliance Officer of all Legg Mason funds (consisting of 23 portfolios).	Senior Vice President of Legg Mason, Inc. since 2004. Chief Compliance Officer of all Legg Mason funds, Western Asset Funds, Inc., Pacific American Income Shares, Inc., Western Asset Premier Bond Fund, Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund, and Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund 2 since 2004. Formerly: Managing Director, Deutsche Asset Management (1997-2004).

ADDITIONAL INFORMATION ABOUT THE FUND’S DIRECTORS

AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL
INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY
CALLING 1-800-822-5544 OR ON THE
SECURITIES AND EXCHANGE COMMISSION
WEBSITE (http://www.sec.gov).

A	Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

B	Directors of the Fund serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Fund are elected annually to serve until their successors are elected and qualified.

C	Mr. Curley and Mr. Fetting are considered to be interested persons (as defined in the 1940 Act) of the Fund by virtue of being both employees of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Fund, and as owners of common stock of Legg Mason, Inc.

D	Officers of the Fund are interested persons (as defined in the 1940 Act).

Fund Information

Investment Adviser

Legg Mason Funds Management, Inc. Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman Mark R. Fetting, President Dr. Ruby P. Hearn Arnold L. Lehman Robin J.W. Masters Dr. Jill E. McGovern Arthur S. Mehlman G. Peter O’Brien S. Ford Rowan Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Treasurer
Gregory T. Merz, Vice President and Chief Legal Officer
Amy M. Olmert, Vice President and Chief Compliance Officer
Richard M. Wachterman, Secretary
Wm. Shane Hughes, Assistant Treasurer
Jennifer P. Streaks, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services Braintree, MA

Custodian

State Street Bank & Trust Company Boston, MA

Counsel

Kirkpatrick & Lockhart LLP Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP Baltimore, MD

About the Legg Mason Funds

Equity Funds
American Leading Companies Trust
Classic Valuation Fund
Growth Trust
Special Investment Trust
U.S. Small-Capitalization Value Trust
Value Trust
Specialty Funds
Balanced Trust
Financial Services Fund
Opportunity Trust
Global Funds
Emerging Markets Trust
Global Income Trust
International Equity Trust
Taxable Bond Funds
Core Bond Fund
High Yield Portfolio
Investment Grade Income Portfolio
Limited Duration Bond Portfolio
Tax-Free Bond Funds
Maryland Tax-Free Income Trust
Pennsylvania Tax-Free Income Trust
Tax-Free Intermediate-Term Income Trust
Money Market Funds
Cash Reserve Trust
Tax Exempt Trust
U.S. Government Money Market Portfolio	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Fund’s website at www.leggmasonfunds.com/aboutlmf.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

For more information about the differences between the fund share classes included in this report, contact a Legg Mason Financial Advisor.

This report is not to be distributed unless preceded or accompanied by a prospectus.

Legg Mason Funds For Primary Class Shareholders 800-822-5544 www.leggmasonfunds.com	Legg Mason Institutional Funds For FI and I Class Shareholders 888-425-6432 www.lminstitutionalfunds.com

Legg Mason Wood Walker, Incorporated

P.O. Box 1476, Baltimore, MD 21203-1476
410-539-0000

LMF-222

Item 2 – Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

(a)	Legg Mason Growth Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(c)	On August 12, 2004, the Registrant’s Code of Ethics for Principal Executive and Financial Officers was amended. The amended Code is set forth as an exhibit to this filing. A brief description of the amendment is set forth below:

•	The fifth bullet point of Section IV has been revised to clarify that it applies to employment positions.

•	The sixth bullet point of Section IV has been revised to require that Covered Persons report any employment positions they (or a member of their immediate family) hold with a service provider to a fund.

•	Footnote one to the third bullet in Section II has been added. That third bullet of Section II states that a Covered Officer should confer with the Chief Legal Officer if the Covered Officer will serve as director of any public company. There is an exception to the requirement to confer with the Chief Legal Officer if the directorship is of the Legg Mason Funds or their investment advisers or any affiliated person thereof. Footnote one clarifies that the exception does not apply to a company that is affiliated with a fund because the fund owns 5% of the company’s stock, or because the company owns more than 5% of the fund’s stock and the company is not part of the Legg Mason complex.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the code of ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

Item 3 – Audit Committee Financial Expert

The directors of the Registrant determined that its board has at least one audit committee financial expert serving on its Audit Committee.

Mr. Arthur S. Mehlman is the Audit Committee financial expert. He is “independent.”

Item 4 – Principal Accountant Fees and Services

(a)	Audit Fees

Fiscal Year Ended December 31, 2003 — $16,530 Fiscal Year Ended December 31, 2004 — $16,000

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item (a) above.

PricewaterhouseCoopers LLP did not bill fees for assurance and related services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

Fiscal Year Ended December 31, 2003 — $870 Fiscal Year Ended December 31, 2004 — $1,000

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

PricewaterhouseCoopers LLP did not bill fees for tax services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant by PricewaterhouseCoopers LLP during either of the last two fiscal years in addition to those disclosed in items (a) through (c) above.

PricewaterhouseCoopers LLP did not bill fees for services not included in Items 4(a) through (c) above that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1) The Audit Committee’s policy is delegation to its Chairperson of the authority to pre-approve items for which a decision may be desired prior to the next meeting of the Committee. Such pre-approvals are reported at the next quarterly meeting of the Audit Committee.

(2)	There were no services provided to the Registrant that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

PricewaterhouseCoopers LLP did not bill fees for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees

Fiscal Year Ended December 31, 2003 — $883,350 Fiscal Year Ended December 31, 2004 — $372,631

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

     The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6 – Schedule of Investments

     The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7 – Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies

     The Registrant is not a closed-end management investment company.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

     The Registrant is not a closed-end management investment company.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

     The Registrant is not a closed-end management investment company.

Item 10 – Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary .

Item 11 – Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	File the exhibits listed below as part of this Form.

(a)(1) The Registrant’s code of ethics applicable to registrant’s principal executive officer and principal financial officer is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) The Registrant is not a closed-end management investment company.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Growth Trust, Inc.

By: /s/ Mark R. Fetting
Mark R. Fetting
President
Legg Mason Growth Trust, Inc.

Date: February 25, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Mark R. Fetting

Mark R. Fetting
President
Legg Mason Growth Trust, Inc.

Date: February 25, 2005

By: /s/ Marie K. Karpinski

Marie K. Karpinski
Vice President and Treasurer
Legg Mason Growth Trust, Inc.

Date: February 25, 2005